UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2009

PACIFIC CONTINENTAL CORPORATION
(Exact name of registrant as specified in its charter)

Oregon
(State or other jurisdiction of incorporation)

(Commission File Number) 0001084717	(IRS Employer Identification No.) 93-1269184

111 West 7th Avenue
Eugene, Oregon 97401
(Address of principal executive offices)  (zip code)

Registrant's telephone number, including area code: (541) 686-8685

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On January 6, 2009, Pacific Continental Corporation, an Oregon corporation (the “Company”) entered into Common Stock Purchase Agreements with Hare & Co. FBO John Hancock Bank & Thrift Fund, Sandgrass & Co. FBO John Hancock Regional Bank Fund, Fortress Partners Banc Ventures I, LP, Fortress Partners Banc Ventures II, LP, Stieven Financial Investors, L.P., Stieven Financial Offshore Investors, Ltd., Cranshire Capital, LP, Frank & Gail Paris, Jack & Nancy Strand, and the Frederick G. Acker 2007 Trust (collectively, the “Purchasers”) to sell to the Purchasers a total of 750,000 shares of common stock, no par value per share (“Common Stock”) at $13.50 per share, for an aggregate gross purchase price of $10,125,000 (the “Offering”).  The Offering closed on January 7, 2009, and the Company issued an aggregate of 750,000 shares of Common Stock upon its receipt of consideration in cash.

Also on January 6, 2009, the Company entered into Registration Rights Agreements (“Registration Agreements”) with each of the Purchasers.  Pursuant to the Registration Agreements, the Company has agreed to file a registration statement (“Registration Statement”) with the Securities and Exchange Commission (“SEC”) to register the shares of Common Stock issued to the Purchasers in the Offering within 90 days after the closing of the Offering.  No other securities will be included in the registration statement.

If the Registration Statement is not filed with the SEC within 90 days of the closing of the Offering, the Company will be obligated to deliver to the respective Purchasers, as additional consideration, on such 90th day and every 30 days thereafter until the Registration Statement is filed, an amount of cash equal to 0.5% of the purchase price of the Common Stock purchased by the respective Purchasers.  If the Registration Statement has not been declared effective by the SEC within 120 days of the closing of the Offering, (or 150 days if the SEC’s staff reviews the Registration Statement) the Company will be obligated to deliver to the respective Purchasers, as additional consideration, on such 120th or 150th day, as applicable, and on each successive 30th day thereafter under which the Registration Statement has not been declared effective, an amount of cash equal to 0.5% if the purchase price of the shares of Common Stock purchased by the respective Purchasers.

Copies of the form of Common Stock Purchase Agreement and Registration Rights Agreement are attached as Exhibits 10.1 and 10.2, respectively to this Current Report on Form 8-K and are incorporated herein by reference.

A copy of the press release issued by the Company on January 7, 2009 concerning the Offering is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02                      Unregistered Sales of Equity Securities

The Offering was not registered under the Securities Act of 1933, as amended (the “Act”), in reliance on Section 4(2) of the Act.  The information set forth under “Item 1.01 -- Entry into a Material Definitive Agreement” is incorporated herein by reference.  Wunderlich Securities, Inc. served as financing agent in connection with the Offering, for which it was compensated by the Company in the amount of $405,000, equal to 4% of the aggregate purchase price of the Common Stock sold in the Offering.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits.

10.1	Form of Common Stock Purchase Agreement between the Company and each of the Purchasers, dated as of January 6, 2009.

10.2	Form of Registration Rights Agreement between the Company and each of the Purchasers, dated as of January 6, 2009

99.1           Press Release of the Company, dated January 7, 2009, announcing the closing of the Offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2009	PACIFIC CONTINENTAL CORPORATION. By: /s/Michael A. Reynolds Michael A. Reynolds EVP and Chief Financial Officer